UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 25, 2005

Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 284-3000

Item 2.02	Results of Operations and Financial Condition

On January 25, 2005, Meredith Corporation issued a news release reporting earnings for the second fiscal quarter and six months ended December 31, 2004. That news release is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated January 25, 2005 concerning financial results for the second fiscal quarter and six months ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	January 25, 2005

Index to Exhibits

Exhibit Number	Item

99	News release issued by Meredith Corporation dated January 25, 2005 concerning financial results for the second fiscal quarter and six months ended December 31, 2004.